                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):February 12, 1997
                                                 -----------------


                               OPEN MARKET, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


          0-28436                              04-3214536
-------------------------           --------------------------------------------
(Commission File Number)             (IRS Employer Identification No.)


245 First Street, Cambridge, Massachusetts         02142
--------------------------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)


                                (617) 949-7000
--------------------------------------------------------------------------------
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 12, 1997, pursuant to the terms of a Stock Purchase Agreement dated as of February 4, 1997 (the "Stock Purchase Agreement"), among Waypoint Software Corporation, a Massachusetts corporation ("Waypoint"), an Internet software development company, the stockholders of Waypoint listed on Schedule I attached thereto (the "Stockholders") and Open Market, Inc., a Delaware corporation (the "Company"), the Company acquired all the outstanding shares of capital stock of Waypoint. As payment of the purchase price, the Company issued an aggregate of 738,503 shares of its Common Stock to the Stockholders and issued options to acquire 5,756 shares of the Company's Common Stock at $0.456 per share to Waypoint option holders. The Stockholders consist of Waypoint's three outside investors and its three founders. Based upon the average share price of Common Stock of the Company from January 6, 1997 through February 3, 1997, the value of the shares of the Company's Common Stock issued to the Stockholders in connection with the acquisition of Waypoint was approximately $11 million. In addition, in connection with this acquisition, the Company has entered into employment agreements with certain of the principals (all of whom were Stockholders) of Waypoint under which the Company has agreed to pay bonuses in an aggregate amount of $1,200,000 depending on certain future events.

     The terms of the Stock Purchase Agreement, including the amount of the consideration paid by the Company, were determined by the Company, Waypoint and the Stockholders in arms length negotiations. Prior to the closing of this transaction, there was no material relationship between the Company and Waypoint.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 25, 1997            OPEN MARKET, INC.
                                      (Registrant)


                                    /s/ Regina O. Sommer
                                    -----------------------------
                                    By:  Regina O. Sommer
                                         Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.                         EXHIBIT
-----------                         -------

   2.1 Stock Purchase Agreement, dated as of February 4, 1997, among Waypoint Software Corporation, the stockholders listed on
                                    Schedule I attached thereto and
                                    Open Market, Inc.